                                                                    EXHIBIT 20.3

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - A


                         MONTHLY SERVICER'S CERTIFICATE



       Accounting Date:                                         May 31, 2000
                                                           ------------------
       Determination Date:                                      June 7, 2000
                                                           ------------------
       Distribution Date:                                      June 15, 2000
                                                           ------------------
       Monthly Period Ending:                                   May 31, 2000
                                                           ------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1999, among Arcadia Automobile Receivables Trust, 1999-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.   Collection Account Summary

       Available Funds:
                    Payments Received                                                        $15,840,525.91
                    Liquidation Proceeds (excluding Purchase Amounts)                         $1,793,050.49
                    Current Monthly Advances                                                     204,697.34
                    Amount of withdrawal, if any, from the Spread Account                             $0.00
                    Monthly Advance Recoveries                                                  (273,732.25)
                    Purchase Amounts-Warranty and Administrative Receivables                          $0.00
                    Purchase Amounts - Liquidated Receivables                                         $0.00
                    Income from investment of funds in Trust Accounts                            $72,284.70
                                                                                           -----------------
       Total Available Funds                                                                                   $17,636,826.19
                                                                                                              ================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                                 $0.00
                    Backup Servicer Fee                                                               $0.00
                    Basic Servicing Fee                                                         $400,601.10
                    Trustee and other fees                                                            $0.00
                    Class A-1 Interest Distributable Amount                                           $0.00
                    Class A-2 Interest Distributable Amount                                     $220,127.14
                    Class A-3 Interest Distributable Amount                                     $311,458.33
                    Class A-4 Interest Distributable Amount                                     $519,750.00
                    Class A-5 Interest Distributable Amount                                     $851,700.00
                    Noteholders' Principal Distributable Amount                              $13,738,910.77
                    Amounts owing and not paid to Security Insurer under
                                      Insurance Agreement                                             $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                      $0.00
                    Spread Account Deposit                                                    $1,594,278.85
                                                                                           -----------------
       Total Amounts Payable on Distribution Date                                                              $17,636,826.19
                                                                                                              ================



                                 Page 1 (1999-A)

II.    Available Funds

       Collected Funds (see V)
                                     Payments Received                                       $15,840,525.91
                                     Liquidation Proceeds (excluding
                                        Purchase Amounts)                                     $1,793,050.49     $17,633,576.40
                                                                                           -----------------

       Purchase Amounts                                                                                                  $0.00

       Monthly Advances
                                     Monthly Advances - current Monthly Period (net)            ($69,034.91)
                                     Monthly Advances - Outstanding Monthly
                                        Advances not otherwise reimbursed to the
                                        Servicer                                                      $0.00        ($69,034.91)
                                                                                           -----------------

       Income from investment of funds in Trust Accounts                                                            $72,284.70
                                                                                                               ----------------

       Available Funds                                                                                          $17,636,826.19
                                                                                                               ================

III.   Amounts Payable on Distribution Date

       (i)(a)      Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                           $0.00

       (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

       (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

       (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                   Servicer):
                                     Owner Trustee                                                    $0.00
                                     Administrator                                                    $0.00
                                     Indenture Trustee                                                $0.00
                                     Indenture Collateral Agent                                       $0.00
                                     Lockbox Bank                                                     $0.00
                                     Custodian                                                        $0.00
                                     Backup Servicer                                                  $0.00
                                     Collateral Agent                                                 $0.00              $0.00
                                                                                           -----------------

       (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                            $400,601.10

       (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

       (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                                $0.00

       (iv)        Class A-1 Interest Distributable Amount                                                               $0.00
                   Class A-2 Interest Distributable Amount                                                         $220,127.14
                   Class A-3 Interest Distributable Amount                                                         $311,458.33
                   Class A-4 Interest Distributable Amount                                                         $519,750.00
                   Class A-5 Interest Distributable Amount                                                         $851,700.00

       (v)         Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                                    $0.00
                                     Payable to Class A-2 Noteholders                                           $13,738,910.77
                                     Payable to Class A-3 Noteholders                                                    $0.00
                                     Payable to Class A-4 Noteholders                                                    $0.00
                                     Payable to Class A-5 Noteholders                                                    $0.00

       (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                   Holdback Subaccount (applies only on the Class A-1 Final Scheduled
                   Distribution Date)                                                                                    $0.00

       (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                              $0.00
                                                                                                               ----------------

                   Total amounts payable on Distribution Date                                                   $16,042,547.34
                                                                                                               ================



                                 Page 2 (1999-A)


IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
         and Class A-1 Maturity Shortfall

         Spread Account deposit:

                      Amount of excess, if any, of Available Funds over total amounts
                      payable (or amount of such excess up to the Spread Account Maximum Amount)                $1,594,278.85

         Reserve Account Withdrawal on any Determination Date:

                      Amount of excess, if any, of total amounts payable over Available Funds
                      (excluding amounts payable under item (vii) of Section III)                                       $0.00

                      Amount available for withdrawal from the Reserve Account (excluding the
                      Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
                      Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in
                      respect of transfers of Subsequent Receivables)                                                   $0.00

                      (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                      Amount of withdrawal, if any, from the Reserve Account                                            $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
         Date:

                      Amount by which (a) the remaining principal balance of the Class A-1
                      Notes exceeds (b) Available Funds after payment of amounts set forth in
                      item (v) of Section III                                                                           $0.00

                      Amount available in the Class A-1 Holdback Subaccount                                             $0.00

                      (The amount by which the remaining principal balance of the Class A-1
                      Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                      Noteholders)

                      Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                              $0.00

         Deficiency Claim Amount:

                      Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                      and Available Funds                                                                               $0.00

                      (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class
                      A-1 Notes after giving effect to payments made under items (v) and
                      (vii) of Section III and pursuant to a withdrawal from the Class A-1
                      Holdback Subaccount)

         Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class
                      A-1 Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                      Prepayment Amount, the Class A-4 Prepayment Amount, the Class A-5
                      Prepayment Amount over (b) the amount on deposit in the Pre-Funding
                      Account                                                                                           $0.00

         Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                      Date, of (a) the unpaid principal balance of the Class A-1 Notes over
                      (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal
                      from the Class A-1 Holdback Subaccount.                                                           $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
         Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                       Page 3 (1999-A)

V.       Collected Funds

         Payments Received:

                          Supplemental Servicing Fees                                                  $0.00
                          Amount allocable to interest                                          5,651,109.34
                          Amount allocable to principal                                        10,189,416.57
                          Amount allocable to Insurance Add-On Amounts                                 $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                            -----------------

         Total Payments Received                                                                                   $15,840,525.91

         Liquidation Proceeds:
                          Gross amount realized with respect to Liquidated Receivables          1,810,008.22

                          Less: (i) reasonable expenses incurred by Servicer in connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such
                             Liquidated Receivables                                               (16,957.73)
                                                                                            -----------------

         Net Liquidation Proceeds                                                                                   $1,793,050.49

         Allocation of Liquidation Proceeds:
                          Supplemental Servicing Fees                                                  $0.00
                          Amount allocable to interest                                                 $0.00
                          Amount allocable to principal                                                $0.00
                          Amount allocable to Insurance Add-On Amounts                                 $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00                $0.00
                                                                                            -----------------     ----------------

         Total Collected Funds                                                                                     $17,633,576.40
                                                                                                                  ================

VI.      Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                            $0.00
                          Amount allocable to interest                                                 $0.00
                          Amount allocable to principal                                                $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00

         Purchase Amounts - Administrative Receivables                                                                      $0.00
                          Amount allocable to interest                                                 $0.00
                          Amount allocable to principal                                                $0.00
                          Amount allocable to Outstanding Monthly Advances (reimbursed
                             to the Servicer prior to deposit in the Collection Account)               $0.00
                                                                                           ------------------

         Total Purchase Amounts                                                                                             $0.00
                                                                                                                  ================

VII.     Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                 $426,324.98

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                          Payments received from Obligors                                       ($273,732.25)
                          Liquidation Proceeds                                                         $0.00
                          Purchase Amounts - Warranty Receivables                                      $0.00
                          Purchase Amounts - Administrative Receivables                                $0.00
                                                                                           ------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                  ($273,732.25)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                 ($273,732.25)

         Remaining Outstanding Monthly Advances                                                                       $152,592.73

         Monthly Advances - current Monthly Period                                                                    $204,697.34
                                                                                                                  ----------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                   $357,290.07
                                                                                                                  ================



                                       Page 4 (1999-A)

VIII.  Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                             $10,189,416.57
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                          $3,549,494.20
              Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                $0.00
              Cram Down Losses                                                                                              $0.00
                                                                                                                  ----------------

              Principal Distribution Amount                                                                        $13,738,910.77
                                                                                                                  ================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

              Multiplied by the Class A-1 Interest Rate                                                 4.9600%

              Multiplied by actual days in the period or in the case of the first
                 Distribution Date, by 29/360                                                       0.08611111              $0.00
                                                                                              -----------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  ----------------

              Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                                  ================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)               $47,577,054.51

              Multiplied by the Class A-2 Interest Rate                                                  5.373%

              Multiplied by actual days in the period or in the case of the first
                 Distribution Date, by 29/360                                                       0.08611111        $220,127.14
                                                                                              -----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           --
                                                                                                                  ----------------

              Class A-2 Interest Distributable Amount                                                                 $220,127.14
                                                                                                                  ================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)               $65,000,000.00

              Multiplied by the Class A-3 Interest Rate                                                  5.750%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360           0.08333333        $311,458.33
                                                                                              -----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  ----------------

              Class A-3 Interest Distributable Amount                                                                 $311,458.33
                                                                                                                  ================

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-4 Noteholders on such Distribution Date)              $105,000,000.00

              Multiplied by the Class A-4 Interest Rate                                                  5.940%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360           0.08333333        $519,750.00
                                                                                              -----------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  ----------------

              Class A-4 Interest Distributable Amount                                                                 $519,750.00
                                                                                                                  ================



                                 Page 5 (1999-A)


       F. Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)          $167,000,000.00

               Multiplied by the Class A-5 Interest Rate                                              6.120%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360       0.08333333           $851,700.00
                                                                                           -----------------
               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                       $0.00
                                                                                                                  ----------------

               Class A-5 Interest Distributable Amount                                                                $851,700.00
                                                                                                                  ================


       G. Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                                $0.00
               Class A-2 Interest Distributable Amount                                          $220,127.14
               Class A-3 Interest Distributable Amount                                          $311,458.33
               Class A-4 Interest Distributable Amount                                          $519,750.00
               Class A-5 Interest Distributable Amount                                          $851,700.00

               Noteholders' Interest Distributable Amount                                                                3,035.47
                                                                                                                  ================

       H. Calculation of Noteholders' Principal Distributable Amount:


               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                 $13,738,910.77

               Multiplied by Noteholders' Percentage ((i) for each
                   Distribution Date before the principal balance of the
                   Class A-1 Notes is reduced to zero, 100%, (ii) for the
                   Distribution Date on which the principal balance of the
                   Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                   Distribution Amount, the initial principal balance of the
                   Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding
                   Account) as of the Accounting Date for the preceding
                   Distribution Date minus that portion of the Principal
                   Distribution Amount applied to retire the Class A-1 Notes and
                   (iii) for each Distribution Date thereafter, outstanding
                   principal balance of the Class A-2 Notes on the Determination
                   Date over the Aggregate Principal Balance (plus any funds
                   remaining on deposit in the Pre-Funding Account) as of the
                   Accounting Date for the preceding Distribution Date)                              100.00%       $13,738,910.77
                                                                                           -----------------
               Unpaid Noteholders' Principal Carryover Shortfall                                                            $0.00
                                                                                                                  ----------------

               Noteholders' Principal Distributable Amount                                                         $13,738,910.77
                                                                                                                  ================

       I. Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount
               payable to Class A-1 Notes (equal to entire Noteholders'
               Principal Distributable Amount until the principal balance
               of the Class A-1 Notes is reduced to zero)                                                                   $0.00
                                                                                                                  ================

               Amount of Noteholders' Principal Distributable Amount
               payable to Class A-2 Notes (no portion of the Noteholders'
               Principal Distributable Amount is payable to the Class A-2
               Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire
               Noteholders' Principal Distributable Amount)                                                        $13,738,910.77
                                                                                                                  ================

                                 Page 6 (1999-A)


IX.    Pre-Funding Account

       A. Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution
           Date, as of the Closing Date                                                                                     $0.00
                                                                                                                  ----------------
                                                                                                                            $0.00
                                                                                                                  ================

       Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
           Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
           Principal Balance of Subsequent Receivables transferred to the Trust)
           plus (b) $0 (an amount equal to $0 multiplied by (A) one less
           (B)((i) the Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables (ii) $0))                                                                                 $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
           below)                                                                                                           $0.00
                                                                                                                  ----------------

       Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date                                                                          $0.00
                                                                                           -----------------

                                                                                                                            $2.01
                                                                                                                  ================

       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
           Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the Pre-Funded
           Amount being reduced to $100,000 or less on any Distribution Date                                                $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

       C.   Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                         $0.00
       Class A-2 Prepayment Premium                                                                                         $0.00
       Class A-3 Prepayment Premium                                                                                         $0.00
       Class A-4 Prepayment Premium                                                                                         $0.00
       Class A-5 Prepayment Premium                                                                                         $0.00


                                 Page 7 (1999-A)


X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
          Class A-5 Notes,

       Product of (x) weighted average of the Class A-1, A-2, A-3,
       A-4, and A-5 Interest Rate (based on outstanding Class A-1,
       A-2, A-3, A-4, and A-5 principal balance), divided by 360                                     5.7076%
       (y) (the Pre-Funded Amount on such Distribution Date)                                           0.00
       (z) (the number of days until the May 1999 Distribution Date))                                     0
                                                                                                                            $0.00
       Less the product of (x) 2.5% divided by 360,                                                    2.50%
       (y) the Pre-Funded Amount on such Distribution Date and,                                        0.00
       (z) the number of days until the May 1999 Distribution Date                                        0                 $0.00
                                                                                                                  ----------------

       Requisite Reserve Amount                                                                                             $0.00
                                                                                                                  ================

       Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in the
          case of the first Distribution Date, as of the Closing Date                                                       $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
          Account in respect of transfers of Subsequent Receivables)                                                        $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
          (other than the Class A-1 Holdback Subaccount) over the Requisite
          Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables)                                                                                           $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
          Subaccount) to cover the excess, if any, of total amount payable over
          Available Funds (see IV above)                                                                                    $0.00
                                                                                                                  ----------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) after the Distribution Date                                                                  $0.00
                                                                                                                  ================

 XI.   Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date,
          as applicable,                                                                                                    $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and
          Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a
          Subsequent Transfer Date preceding the Distribution Date))                                                            0

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
          a Class A-1 Maturity Shortfall (see IV above)                                                                     $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
          released by the Indenture Trustee)                                                                                $0.00
                                                                                                                  ----------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                  ================


                                 Page 8 (1999-A)

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly
          Period                                                           $384,577,052.50
       Multiplied by Basic Servicing Fee Rate                                         1.25%
       Multiplied by months per year                                            0.08333333
                                                                           ----------------

       Basic Servicing Fee                                                                      $400,601.10

       Less: Backup Servicer Fees                                                                     $0.00

       Supplemental Servicing Fees                                                                    $0.00
                                                                                              --------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $400,601.10
                                                                                                             =================

XIII.  Information for Preparation of Statements to Noteholders

          a.     Aggregate principal balance of the Notes as of first day of Monthly
                    Period
                                 Class A-1 Notes                                                                        $0.00
                                 Class A-2 Notes                                                               $47,577,054.51
                                 Class A-3 Notes                                                               $65,000,000.00
                                 Class A-4 Notes                                                              $105,000,000.00
                                 Class A-5 Notes                                                              $167,000,000.00

          b.     Amount distributed to Noteholders allocable to principal
                                 Class A-1 Notes                                                                        $0.00
                                 Class A-2 Notes                                                               $13,738,910.77
                                 Class A-3 Notes                                                                        $0.00
                                 Class A-4 Notes                                                                        $0.00
                                 Class A-5 Notes                                                                        $0.00

          c.     Aggregate principal balance of the Notes (after giving
                    effect to distributions on the Distribution Date)
                                 Class A-1 Notes                                                                        $0.00
                                 Class A-2 Notes                                                               $33,838,143.74
                                 Class A-3 Notes                                                               $65,000,000.00
                                 Class A-4 Notes                                                              $105,000,000.00
                                 Class A-5 Notes                                                              $167,000,000.00

          d.     Interest distributed to Noteholders
                                 Class A-1 Notes                                                                        $0.00
                                 Class A-2 Notes                                                                  $220,127.14
                                 Class A-3 Notes                                                                  $311,458.33
                                 Class A-4 Notes                                                                  $519,750.00
                                 Class A-5 Notes                                                                  $851,700.00

          e.     1.  Class A-1 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                    $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                    $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                    $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                    $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                                    $0.00

          f.     Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                  $0.00
                 2.  Spread Account Class A-1 Holdback Subaccount                                     $0.00
                 3.  Claim on the Note Policy                                                         $0.00

          g.     Remaining Pre-Funded Amount                                                                            $2.01

          h.     Remaining Reserve Amount                                                                               $0.00

          i.     Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

          j.     Prepayment amounts
                                 Class A-1 Prepayment Amount                                                            $0.00
                                 Class A-2 Prepayment Amount                                                            $0.00
                                 Class A-3 Prepayment Amount                                                            $0.00
                                 Class A-4 Prepayment Amount                                                            $0.00
                                 Class A-5 Prepayment Amount                                                            $0.00

          k.     Prepayment Premiums
                                 Class A-1 Prepayment Premium                                                           $0.00
                                 Class A-2 Prepayment Premium                                                           $0.00
                                 Class A-3 Prepayment Premium                                                           $0.00
                                 Class A-4 Prepayment Premium                                                           $0.00
                                 Class A-5 Prepayment Premium                                                           $0.00

          l.     Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                   fees, if any, paid by the Trustee on behalf of the Trust                                       $400,601.10

          m.     Note Pool Factors (after giving effect to distributions
                   on the Distribution Date)
                                 Class A-1 Notes                                                                   0.00000000
                                 Class A-2 Notes                                                                   0.22116434
                                 Class A-3 Notes                                                                   1.00000000
                                 Class A-4 Notes                                                                   1.00000000
                                 Class A-5 Notes                                                                   1.00000000


                                 Page 9 (1999-A)

 XVI.  Pool Balance and Aggregate Principal Balance
                 Original Pool Balance at beginning of Monthly Period                                         $549,999,997.99
                 Subsequent Receivables                                                                                    --
                                                                                                             -----------------
                 Original Pool Balance at end of Monthly Period                                               $549,999,997.99
                                                                                                             =================

                 Aggregate Principal Balance as of preceding Accounting Date                                  $384,577,052.50
                 Aggregate Principal Balance as of current Accounting Date                                    $370,838,141.73



       Monthly Period Liquidated Receivables                                       Monthly Period Administrative Receivables

                                         Loan #                 Amount                             Loan #               Amount
                                         ------                 ------                             ------               ------
                           see attached listing              $3,549,494.20           see attached listing                  --
                                                                     $0.00                                              $0.00
                                                                     $0.00                                              $0.00
                                                            ---------------                                            -------
                                                             $3,549,494.20                                              $0.00
                                                            ===============                                            =======


XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                                           $16,105,491.15

       Aggregate Principal Balance as of the Accounting Date                                $370,838,141.73
                                                                                           -----------------

       Delinquency Ratio                                                                                          4.34299748%
                                                                                                                 ============




       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                  ARCADIA FINANCIAL LTD.

                                  By:
                                     -----------------------------------
                                  Name: Cheryl K. Debaro
                                       ---------------------------------
                                  Title: Vice President / Securitization
                                        --------------------------------


                                Page 10 (1999-A)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - A

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING MAY 31, 2000


  I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $550,000,000

                 AGE OF POOL (IN MONTHS)                                               15

 II.   Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                                            $16,105,491.15

       Aggregate Principal Balance as of the Accounting Date                                $370,838,141.73
                                                                                           -----------------

       Delinquency Ratio                                                                                           4.34299748%
                                                                                                              ================

 III.  Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                            4.34299748%

       Delinquency ratio - preceding Determination Date                                          4.33703242%

       Delinquency ratio - second preceding Determination Date                                   3.92658400%
                                                                                           -----------------


       Average Delinquency Ratio                                                                                   4.20220463%
                                                                                                              ================


 IV.   Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                      $29,287,936.68

            Add: Sum of Principal Balances (as of the Accounting Date) of
                    Receivables that became Liquidated Receivables during the
                    Monthly Period or that became Purchased Receivables during
                    Monthly Period (if delinquent more than 30 days with respect
                    to any portion of a Scheduled Payment at time of purchase)                                  $3,549,494.20
                                                                                                              ----------------

       Cumulative balance of defaults as of the current Accounting Date                                        $32,837,430.88

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                                     2,335,408.39

                          Percentage of 90+ day delinquencies applied to defaults                    100.00%    $2,335,408.39
                                                                                           -----------------  ----------------

       Cumulative balance of defaults and 90+ day delinquencies as of the current
          Accounting Date                                                                                      $35,172,839.27
                                                                                                              ================




  V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

       Cumulative Default Rate - current Determination Date                                       6.3950617%

       Cumulative Default Rate - preceding Determination Date                                     5.9314158%

       Cumulative Default Rate - second preceding Determination Date                              5.5272313%


                                 Page 1 (1999-A)

 VI.   Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                               $13,362,898.40

            Add: Aggregate of Principal Balances as of the Accounting Date
                    (plus accrued and unpaid interest thereon to the end of the
                    Monthly Period) of all Receivables that became Liquidated
                    Receivables or that became Purchased Receivables and that
                    were delinquent more than 30 days with respect to any portion
                    of a Scheduled Payment as of the Accounting Date                          $3,549,494.20
                                                                                           -----------------

                 Liquidation Proceeds received by the Trust                                  ($1,793,050.49)    $1,756,443.71
                                                                                           -----------------  ----------------

       Cumulative net losses as of the current Accounting Date                                                 $15,119,342.11

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                  $2,335,408.39

                                 Percentage of 90+ day delinquencies applied to losses                50.00%    $1,167,704.20
                                                                                           -----------------  ----------------

       Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                       $16,287,046.31
                                                                                                              ================




 VII. Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

       Cumulative Net Loss Rate - current Determination Date                                                        2.9612811%

       Cumulative Net Loss Rate - preceding Determination Date                                                      2.7327861%

       Cumulative Net Loss Rate - second preceding Determination Date                                               2.5650663%




VIII.  Classic/Premier Loan Detail

                                                                              Classic          Premier             Total
                                                                              -------          -------             -----
       Aggregate Loan Balance, Beginning                                   $295,658,720.73   $88,918,331.77   $384,577,052.50
         Subsequent deliveries of Receivables                                         0.00             0.00              0.00
         Prepayments                                                         (3,443,037.28)   (1,138,101.85)    (4,581,139.13)
         Normal loan payments                                                (4,126,234.43)   (1,482,043.01)    (5,608,277.44)
         Liquidated Receivables                                              (2,900,190.23)     (649,303.97)    (3,549,494.20)
         Administrative and Warranty Receivables                                                                         0.00
                                                                          ----------------- ---------------- -----------------
       Aggregate Loan Balance, Ending                                      $285,189,258.79   $85,648,882.94   $370,838,141.73
                                                                          ================= ================ =================

       Delinquencies                                                        $13,855,882.02     2,249,609.13    $16,105,491.15
       Recoveries                                                            $1,469,478.14      $323,572.35     $1,793,050.49
       Net Losses                                                             1,430,712.09       325,731.62     $1,756,443.71


VIII.  Other Information Provided to FSA

          A.     Credit Enhancement Fee information:

                 Aggregate Principal Balance as of the Accounting Date                      $370,838,141.73
                 Multiplied by: Credit Enhancement Fee (31 bp's) * (30/360)                          0.0258%
                                                                                           -----------------
                                 Amount due for current period                                                     $95,799.85
                                                                                                              ================


          B.     Dollar amount of loans that prepaid during the Monthly Period                                  $4,581,139.13
                                                                                                              ================

                 Percentage of loans that prepaid during the Monthly Period                                        1.23534734%
                                                                                                              ================


                                 Page 2 (1999-A)

 IX.   Spread Account Information                                                                  $                   %

       Beginning Balance                                                                     $34,611,934.91       9.33343446%

       Deposit to the Spread Account                                                          $1,594,278.85       0.42991232%
       Spread Account Additional Deposit                                                              $0.00       0.00000000%
       Withdrawal from the Spread Account                                                      ($414,979.01)     -0.11190300%
       Disbursements of Excess                                                               ($2,583,286.68)     -0.69660760%
       Interest earnings on Spread Account                                                      $167,484.86       0.04516387%
                                                                                           -----------------  ---------------

       Ending Balance                                                                        $33,375,432.94       9.00000000%
                                                                                           =================  ===============


       Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association                    $33,375,432.94       9.00000000%
                                                                                           =================  ===============


  X.   Trigger Events

       Cumulative Loss and Default Triggers as of March 1, 1999


                                          Loss                Default        Loss Event     Default Event
         Month                         Performance          Performance      of Default       of Default
       -----------------------------------------------------------------------------------------------------
           3                              1.05%                2.11%            1.33%            2.66%
           6                              2.11%                4.21%            2.66%            5.32%
           9                              3.05%                6.10%            3.85%            7.71%
          12                              3.90%                7.79%            4.92%            9.84%
          15                              5.02%               10.03%            6.34%           12.68%
          18                              6.04%               12.07%            7.63%           15.25%
          21                              6.93%               13.85%            8.75%           17.50%
          24                              7.70%               15.40%            9.73%           19.45%
          27                              8.10%               16.21%           10.24%           20.47%
          30                              8.43%               16.86%           10.65%           21.29%
          33                              8.71%               17.43%           11.01%           22.01%
          36                              8.96%               17.92%           11.32%           22.63%
          39                              9.08%               18.15%           11.47%           22.93%
          42                              9.17%               18.34%           11.58%           23.16%
          45                              9.25%               18.49%           11.68%           23.36%
          48                              9.31%               18.62%           11.76%           23.52%
          51                              9.36%               18.73%           11.83%           23.65%
          54                              9.41%               18.81%           11.88%           23.76%
          57                              9.44%               18.88%           11.92%           23.84%
          60                              9.46%               18.93%           11.95%           23.91%
          63                              9.48%               18.96%           11.97%           23.95%
          66                              9.49%               18.98%           11.99%           23.98%
          69                              9.50%               18.99%           12.00%           23.99%
          72                              9.50%               19.00%           12.00%           24.00%
       -----------------------------------------------------------------------------------------------------


       Average Delinquency Ratio equal to or greater than 8.31%                            Yes________        No___X_____

       Cumulative Default Rate (see above table)                                           Yes________        No___X_____

       Cumulative Net Loss Rate (see above table)                                          Yes________        No___X_____

       Trigger Event that occurred as of a prior Determination Date
         is Deemed Cured as of current Determination Date                                  Yes________        No___X_____

 XI.   Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
         Event of Default has occurred                                                     Yes________        No___X_____

       To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________        No___X_____

       To the knowledge of the Servicer, a prior Capture Event has been cured by
         a permanent waiver                                                                Yes________        No___X_____

       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of
       Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                              ----------------------------------
                                      Name:   Cheryl K. Debaro
                                              ----------------------------------
                                      Title:  Vice President / Securitization
                                              ----------------------------------

                                 Page 3 (1999-A)